Exhibit 99.1

April 7, 2016

Navidea Biopharmaceuticals, Inc.

5600 Blazer Parkway, Suite 200

Dublin, OH 43017-1367

Attention: CFO

Tel: 614-973-7474

Fax: 614-793-7522

E-mail: blarson@navidea.com

E-mail in care of: bjohnson@navidea.com

Kevin W. Waite

Moomjian, Waite & Coleman, LLP

800 Third Avenue, 17th Floor

New York, NY 10022

Email: kwaite@mwcllp.com

Phone: 516-937-5900 ext. 48

Re: Term Loan Agreement

Dear Brent:

Reference is made to that certain Term Loan Agreement, dated as of May 8, 2015, as amended by that certain Amendment 1 to Term Loan Agreement, dated as of December 23, 2015 (as so amended, the “Loan Agreement”), by and among Navidea Biopharmaceuticals, Inc. (the “Company”), the subsidiary guarantors from time to time party thereto and the lenders from time to time party thereto (each a “Lender” and collectively the “Lenders”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Loan Agreement.

Notice is hereby given that Events of Default have occurred under Sections 11.01(m), 11.01(e) and 11.01(d) of the Loan Agreement due to a Change of Control of the Company, the failure to comply with the terms of that certain subordination agreement with Platinum-Montaur Life Sciences LLC (“Platinum-Montaur”) and the failure to comply with Sections 8.02(o) thereof:

•	Clause (c) of the defined term “Change of Control” includes “the acquisition of direct or indirect Control of Borrower by any Person or group of Persons acting jointly or otherwise in concert; in each case whether as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise.” The assumption of control by Dr. Michael Goldberg, certain board members and/or Platinum Entities constitutes the acquisition of direct or indirect Control of Borrower by a Person or group of Persons acting jointly or otherwise in concert.

CR Group LP, 1000 Main Street, Suite 2500, Houston TX 77002 | Main 713.209.7350 | Fax 713.209.7351 | crglp.com

•	Section 3.2 of that certain subordination agreement dated as of May 8, 2015 by and among the Lenders, Capital Royalty Partners II L.P., as Senior Creditor Agent (in such capacity, the “Agent”), the Company and Platinum-Montaur provides that neither the Company nor Platinum-Montaur shall, without the prior written consent of the Agent, agree to any amendment, modification, waiver or supplement to the Subordinated Debt Documents (as defined therein). On March 14, 2016, the Company entered into that certain Agreement with Platinum Partners Value Arbitrage Fund L.P., Platinum Partners Liquid Opportunity Master Fund L.P, Platinum-Montaur Life Sciences, LLC, Platinum Management (NY) LLC, Platinum Liquid Opportunity Management (NY) LLC and Mark Nordlicht (collectively, the “Platinum Entities”), which constituted an amendment, modification, waiver or supplement to that certain Loan Agreement, dated July 25, 2012, between the Company and Platinum-Montaur Life Sciences LLC (the “Platinum Agreement”). The Company failed to receive the written consent of the Lenders prior to amending the Platinum Agreement, which failure has continued for more than 20 days thereby constituting an Event of Default under Section 11.01(e) of the Loan Agreement.

•	Section 8.02(o) of the Loan Agreement requires prompt written notice to the Lenders following any change to an Obligor’s ownership of Deposit Accounts, Securities Accounts and Commodity Accounts by delivering to the Lenders an updated Annex 7 to the Security Agreement setting forth a complete and correct list of all such accounts as of the date of such change. We understand Macrophage Therapeutics, Inc. has opened a new account. The failure to provide the requisite notice constitutes an Event of Default under Section 11.01(d) of the Loan Agreement. Further, pursuant to Section 4.01(c) of the Security Agreement each Obligor is required to promptly enter into such control agreements as may be required to perfect the Lenders’ security interests in any and all Deposit Accounts, Securities Accounts and Commodity Accounts owned by an Obligor. The failure to enter into such control agreements, if such failure continues for more than 20 days, constitutes an Event of Default under Section 11.01(e) of the Loan Agreement. We remind you that only unencumbered cash and Permitted Cash Equivalent Investments held in accounts that are subject to a control agreement in favor of the Lenders will count for purposes of the Liquidity covenant in Section 10.01 of the Loan Agreement.

In addition, pursuant to Sections 8.02(a), the Company is required to notify the Lenders promptly following the occurrence of any Default. As of the date hereof, the Company has not notified the Lenders of any Defaults or Events of Default. The failure to comply with Section 8.02(a) constitutes a further Event of Default under Section 11.01(d) of the Loan Agreement.

CR Group LP, 1000 Main Street, Suite 2500, Houston TX 77002 | Main 713.209.7350 | Fax 713.209.7351 | crglp.com

We note that Section 8.02(q) of the Loan Agreement requires the Company to provide such information respecting the operations, properties, business or condition (financial or otherwise) of the Company as the Majority Lenders may reasonably request from time to time. As of the date hereof, the Company has not satisfied the March 28 informational requests of David Carter and Luke Düster, as detailed in the letter to you on April 1, 2016. This breach is particularly concerning in light of the fact that the auditors identified material weaknesses in controls and the Company has failed to provide additional details related to this matter to the Lenders. Failure to timely comply with the Company’s disclosure obligations under Sections 8.01(c) (with respect to material issues raised by the Company’s auditors), 8.01(d), 8.01(e), 8.01(k), 8.02(a), 8.02(p) and 8.02(q) will result in additional Events of Default.

The foregoing does not purport to be a complete or exclusive list of existing or imminent Events of Default under the Loan Documents. Consequently, we reserve the right to recognize and notify you of Defaults or Events of Default at any time.

Pursuant to the Loan Agreement, the Lenders may terminate the Commitments and declare all Obligations outstanding under the Loan Agreement to be immediately due and payable. The Lenders have elected in their discretion not to require immediate payment at this time, but reserve the right to do so at any time. In light of the foregoing defaults, the Obligations accrue interest at a rate equal to the Default Rate until paid in full.

Such election of remedies as of the date hereof does not mean that the Lenders have waived any Default, Event of Default or any rights or remedies under the Loan Agreement and the Security Documents. The Lenders expressly reserve the right at any time to exercise such rights and remedies.

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CR Group LP, 1000 Main Street, Suite 2500, Houston TX 77002 | Main 713.209.7350 | Fax 713.209.7351 | crglp.com

Respectfully,

CAPITAL ROYALTY PARTNERS II L.P.,

as Secured Party and as Control Agent

By CAPITAL ROYALTY PARTNERS II GP

L.P., its General Partner

By CAPITAL ROYALTY PARTNERS II

GP LLC, its General Partner

By	/s/ Andrei Dorenbaum

Name: Andrei Dorenbaum

Title: authorized signor

CAPITAL ROYALTY PARTNERS II –

PARALLEL FUND “A” L.P., as Secured Party

By CAPITAL ROYALTY PARTNERS II –

PARALLEL FUND “A” GP L.P., its General Partner

By CAPITAL ROYALTY PARTNERS II –

PARALLEL FUND “A” GP LLC, its

General Partner

By	/s/ Andrei Dorenbaum

Name: Andrei Dorenbaum

Title: authorized signor

CR Group LP, 1000 Main Street, Suite 2500, Houston TX 77002 | Main 713.209.7350 | Fax 713.209.7351 | crglp.com

PARALLEL INVESTMENT OPPORTUNITIES

PARTNERS II L.P., as Secured Party

By PARALLEL INVESTMENT

OPPORTUNITIES PARTNERS II GP L.P., its

General Partner

By PARALLEL INVESTMENT

OPPORTUNITIES PARTNERS II GP LLC,

its General Partner

By	/s/ Andrei Dorenbaum

Name: Andrei Dorenbaum

Title: authorized signor

CR Group LP, 1000 Main Street, Suite 2500, Houston TX 77002 | Main 713.209.7350 | Fax 713.209.7351 | crglp.com